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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549


                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934

Date of Report  (date of earliest event reported): December 3, 1997


                MoneyGram Payment Systems, Inc.
     (Exact Name of Registrant as Specified in its Charter)



         Delaware                         1-14350               84-1327808
----------------------------       ---------------------    -----------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


     7401 W. Mansfield Ave., Lakewood, CO                           80235
   ----------------------------------------                       ----------
   (Address of principal executive offices)                       (Zip Code)


   Registrant's telephone number, including area code            303-716-6800
                                                                 ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on December 3, 1997, attached as Exhibit 99, concerning the outlook for the Registrant's earnings in the fourth quarter of 1997.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          Exhibits

          99.  Press Release dated December 3, 1997.



                                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MoneyGram Payment Systems, Inc.


                                  By:  /s/ John M. Fowler
                                       ______________________________
                                       John M. Fowler
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer


Dated:   December 4, 1997




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                                EXHIBIT INDEX

Exhibit No.                                                 Page
-----------                                                 ----

99                  Press Release dated December 3, 1997     4



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